EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED MARCH 7, 2011 TO

PROSPECTUS DATED JULY 31, 2010

The following replaces the paragraph under MANAGEMENT — Investment Adviser and Portfolio Manager on page 11 of the Prospectus:

Investment Adviser and Portfolio Manager. Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the International Equity Fund. Douglas McEldowney, Senior Vice President of Northern Trust, has been manager of the Fund since March 2011.

The following replaces the paragraph under MANAGEMENT — Investment Adviser and Portfolio Manager on page 14 of the Prospectus:

Investment Adviser and Portfolio Manager. Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Large Cap Equity Fund. Matthew Peron, Senior Vice President of Northern Trust, and Christopher D. Shipley, Vice President of Northern Trust, have been managers of the Fund since March 2011.

The following replaces the fourth and fifth paragraphs under Fund Management on page 35 of the Prospectus:

The manager for the International Equity Fund is Douglas McEldowney, Senior Vice President of Northern Trust. Mr. McEldowney has been manager since March 2011. Mr. McEldowney joined Northern Trust in 2006 and has managed various equity and fixed-income portfolios. From 2003 to 2006, Mr. McEldowney served as a portfolio manager at Franklin Templeton. Mr. McEldowney is also a co-manager of the Large Cap Value Fund.

The managers for the Large Cap Equity Fund are Matthew Peron, Senior Vice President of Northern Trust, and Christopher D. Shipley, Vice President of Northern Trust. Both have had such responsibility since March 2011. Since joining Northern Trust in November 2005, Mr. Peron has managed various equity portfolios. From January 2005 to November 2005, Mr. Peron was the deputy chief risk officer for Alliance Capital Management. Mr. Peron is also a co-manager of the Technology Fund. Since joining Northern Trust in April 2000, Mr. Shipley was an equity analyst until December 2010, when he became the director of equity research.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTY SPT	(3/11)

NORTHERN FUNDS PROSPECTUS